1 Third Quarter 2023 Earnings November 7, 2023

2 Safe Harbor Statement These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend,” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non- GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non- GAAP financial measures to assist investors in understanding the Company’s core net operating results on an on-going basis: non-GAAP revenue (constant currency), non-GAAP revenue growth (constant currency), pro-forma non-GAAP revenue growth (constant currency), non-GAAP gross profit/margin %, non-GAAP SG&A expense, non-GAAP R&D expense, non-GAAP litigation settlements and (awards), non-GAAP impairment charge, non-GAAP operating expense %, non- GAAP operating income/margin %, non-GAAP non-operating income (expense), non-GAAP provision for income taxes, non-GAAP net income (loss), non-GAAP net income (loss) per share. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes these non-GAAP financial measures are important in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

3 Financial Overview

4 Third Quarter 2023 Actual vs. Prior Year(1) (1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency (“CC”) and pro forma (“PF”) measures. All growth comparisons in this presentation relate to the corresponding period of last fiscal year unless otherwise noted. Numbers may not foot due to rounding. ($ in millions; ex cept EPS) Healthcare $308 (6% ) (6% ) Non-Heathcare $171 (23% ) (24% ) Revenue $479 (13%) (13%) GAAP Gross Profit $235 (17%) GAAP Gross Margin 49% (240) bps Non-GAAP Gross Profit $241 (17%) Non-GAAP Gross Margin 50% (220) bps GAAP Operating Profit $25 (54%) GAAP Operating Margin 5% (470) bps Non-GAAP Operating Profit $57 (30%) Non-GAAP Operating Margin 12% (290) bps GAAP Earnings Per share $0.20 (71%) Non-GAAP Earnings Per Share $0.63 (37%) vs. Prior Year Actual As Reported Constant Currency

5 Full Year 2023 Guidance vs. Prior Year(1) ($ in millions; ex cept EPS) Low - High Low - High Low - High Healthcare $1,255 - $1,280 (6% ) - (4% ) (6% ) - (4% ) Non-Heathcare $770 - $795 11% - 14% (18% ) - (16% ) Revenue $2,025 - $2,075 (1%) - 2% (11%) - (9%) GAAP Gross Profit $1,001 - $1,030 (5%) - (3%) GAAP Gross Margin 49% - 50% (260) - (240) bps Non-GAAP Gross Profit $1,027 - $1,056 (9%) - (6%) Non-GAAP Gross Margin 51% - 51% (440) - (420) bps GAAP Operating Profit $138 - $152 (34%) - (28%) GAAP Operating Margin 7% - 7% (350) - (300) bps Non-GAAP Operating Profit $256 - $270 (29%) - (25%) Non-GAAP Operating Margin 13% - 13% (520) - (480) bps GAAP Earnings Per Share $1.34 - $1.54 (48%) - (41%) Non-GAAP Earnings Per Share $2.85 - $3.05 (38%) - (34%) Updated Guidance(2) vs. Prior Year As Reported Pro Forma CC (1) See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency (“CC”) and pro forma (“PF”) measures. (2) Represents updated 2023 guidance as of November 7, 2023. All growth comparisons in this presentation relate to the corresponding period of last fiscal year unless otherwise noted. Numbers may not foot due to rounding.

6 Professional Healthcare Trends

7 $0 $50 $100 $150 $200 $250 $300 2017 2018 2019 2020 2021 2022 2023 (1) Represents total contract revenue over the multi-year term of the contracts. Includes contracts with new customers and incremental new contracted business with existing customers. Management uses this information to analyze business trends. Through the third quarter of each year Incremental Value of New Contracts(1) Worldwide ($ in Millions) Professional Healthcare

8 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018 2019 2020 2021 2022 2023 (1) Represents Masimo’s Unrecognized Contract Revenue (as defined in Masimo’s Annual Report on Form 10-K filed March 1, 2023). As of the end of the third quarter of each year Unrecognized Contract Revenue(1) Worldwide ($ in Millions) Professional Healthcare

9 Revenue (As Reported) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2017 2018 2019 2020 2021 2022 2023 (1) The information presented is based on constant currency exchange rates used by management for 2023 financial planning and analysis purposes. Management uses this information to analyze business trends. These currency adjustments reconcile our GAAP reported revenue to our Non-GAAP revenue. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency (“CC”). Through the third quarter of each year Total Revenue(1) Worldwide ($ in Millions) Professional Healthcare 9% CAGR (2017 – 2023) As Reported 10% CAGR (2017 – 2023) Constant Currency Constant Currency Adjustments Revenue (Constant Currency)

1 0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2017 2018 2019 2020 2021 2022 2023 (1) The information presented is based on constant currency exchange rates used by management for 2023 financial planning and analysis purposes. Management uses this information to analyze business trends. Refer to slide 9 for the reconciliation of our constant currency revenue adjustments. Through the third quarter of each year Total Consumables Revenue(1) Worldwide ($ in Millions) Professional Healthcare 10% CAGR (2017 – 2023)

1 1 $0 $20 $40 $60 $80 $100 $120 $140 $160 2017 2018 2019 2020 2021 2022 2023 Through the third quarter of each year Rainbow and Hemodynamics Monitoring Revenue(1) Worldwide ($ in Millions) Professional Healthcare 20% CAGR (2017 – 2023) (1) The information presented is based on constant currency exchange rates used by management for 2023 financial planning and analysis purposes. Management uses this information to analyze business trends. Refer to slide 9 for the reconciliation of our constant currency revenue adjustments.

1 2 $0 $5 $10 $15 $20 $25 $30 $35 $40 2017 2018 2019 2020 2021 2022 2023 Through the third quarter of each year Brain Monitoring Revenue(1) Worldwide ($ in Millions) Professional Healthcare 27% CAGR (2017 – 2023) (1) The information presented is based on constant currency exchange rates used by management for 2023 financial planning and analysis purposes. Management uses this information to analyze business trends. Refer to slide 9 for the reconciliation of our constant currency revenue adjustments.

1 3 $0 $5 $10 $15 $20 $25 $30 $35 $40 2017 2018 2019 2020 2021 2022 2023 Through the third quarter of each year Capnography & Gas Monitoring Revenue(1) Worldwide ($ in Millions) Professional Healthcare 16% CAGR (2017 – 2023) (1) The information presented is based on constant currency exchange rates used by management for 2023 financial planning and analysis purposes. Management uses this information to analyze business trends. Refer to slide 9 for the reconciliation of our constant currency revenue adjustments.

1 4 Consumer Audio Trends

1 5 $0 $100 $200 $300 $400 $500 $600 $700 2021 2022 2023 Through the third quarter of each year Total Consumer Audio Revenue(1,2) Worldwide ($ in Millions) Consumer Audio (1) The information presented is based on actual exchange rates. Management uses this information to analyze business trends. These currency adjustments reconcile our GAAP reported revenue to our Non-GAAP revenue. See Appendix for reconciliation of GAAP and non-GAAP measures, including constant currency (“CC”). (2) 2021 and 2022 revenue is presented on a pro forma basis for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022. Revenue (As Reported) Constant Currency Adjustments Revenue (Constant Currency)

1 6 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2021 2022 2023 Through the third quarter of each year Hearables Revenue(1,2) Worldwide ($ in Millions) Consumer Audio 138% Growth Rate (2023 vs. 2022) Hearables product category includes earbuds and headphones (1) The information presented is based on constant currency exchange rates used by management for 2023 financial planning and analysis purposes. Management uses this information to analyze business trends. (2) 2021 and 2022 revenue is presented on a pro forma basis for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

1 7 Appendix GAAP to Non-GAAP Reconciliations

Consolidated Income Statement

MASIMO

(Unaudited; in millions, except per share data) [1]	Quarter to Date							Full Year	Q4 2023 Guidance [2]		FY 2023 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	FY 2022	Low	High	Low	High
GAAP revenue	$304.2	$565.3	$549.3	$617.0	$565.0	$455.3	$478.9	$2,035.8	$526	$576	$2,025	$2,075
GAAP gross profit	$204.7	$258.2	$282.5	$313.3	$284.8	$221.2	$234.8	$1,058.8	$260	$289	$1,001	$1,030
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	52.6	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	11.2	6	6	22	22
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	0.1	-	-	-	-
Other adjustments	-	-	-	-	2.5	0.9	0.5	-	-	-	4	4
Non-GAAP gross profit	$205.4	$309.2	$289.1	$318.9	$292.6	$227.6	$241.4	$1,122.7	$266	$295	$1,027	$1,056
GAAP selling, general and administrative expenses	$108.9	$188.3	$174.6	$185.5	$196.3	$151.7	$156.1	$657.4				
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)	(6.8)				
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)	(14.3)				
Acquisition, integration and related costs	(3.1)	(19.7)	(9.6)	(5.1)	(3.5)	(3.9)	(3.6)	(37.5)				
Business transition and related costs	-	-	-	-	-	-	(2.4)	-				
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)	(28.7)				
Non-GAAP selling, general and administrative expenses	$99.5	$154.9	$154.7	$160.8	$166.8	$128.9	$139.8	$569.8				
GAAP research and development expenses	$36.1	$47.8	$53.1	$54.3	$50.5	$40.2	$46.5	$191.4				
Acquisition, integration and related costs	-	(0.1)	(0.1)	(0.6)	(0.2)	(0.2)	-	(0.7)				
Business transition and related costs	-	-	-	-	-	-	($1.8)	$0.0				
Non-GAAP research and development expenses	$36.1	$47.8	$53.1	$53.7	$50.2	$40.1	$44.7	$190.7				
GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
Litigation related expenses and settlements	-	-	(0.0)	-	-	-	-	(0.0)				
Non-GAAP litigation settlements and awards	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$7.0	$0.0				
Acquisition, integration and related costs [3]	-	-	-	-	-	-	($7.0)	(0.0)				
Non-GAAP impairment charge	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0				
GAAP operating expenses	$145.0	$236.1	$227.7	$239.8	$246.8	$191.9	$209.6	$848.8				
Acquired tangible asset amortization	-	(2.1)	(2.4)	(2.4)	(2.2)	(1.0)	(0.9)	(6.8)				
Acquired intangible asset amortization	(0.9)	(4.4)	(4.5)	(4.5)	(4.7)	(4.2)	(3.3)	(14.3)				
Acquisition, integration and related costs	(3.1)	(19.7)	(9.7)	(5.7)	(3.7)	(4.0)	(10.6)	(38.3)				
Business transition and related costs	-	-	-	-	-	-	(4.2)	-				
Litigation related expenses and settlements	(5.5)	(7.2)	(3.4)	(12.6)	(19.1)	(13.4)	(6.0)	(28.7)				
Non-GAAP operating expenses	$135.6	$202.6	$207.8	$214.5	$217.1	$169.0	$184.6	$760.5				
GAAP operating profit	$59.7	$22.1	$54.8	$73.5	$38.0	$29.3	$25.2	$210.0	$45	$59	$138	$152
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	59.4	2	2	6	6
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	25.5	9	9	38	38
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	38.4	1	1	20	20
Business transition and related costs	-	-	-	-	-	-	4.2	-	0	0	4	4
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	28.7	7	7	45	45
Other adjustments	-	-	-	-	2.5	0.9	0.5	-	-	-	4	4
Non-GAAP operating profit	$69.8	$106.6	$81.3	$104.4	$75.5	$58.6	$56.9	$362.2	$65	$79	$256	$270

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on November 7, 2023.
(3) Includes a $7.0 million impairment charge in Q3 2023 for certain indefinite-lived trademarks from the non-healthcare reporting unit.

18

Consolidated Income Statement

(Unaudited; in millions, except per share data) [1]	Quarter to Date							Full Year	Q4 2023 Guidance [2]		FY 2023 Guidance [2]	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	FY 2022	Low	High	Low	High
GAAP non-operating income (expense)	**($0.6)**	**$4.5**	**($2.8)**	**($17.6)**	**($11.8)**	**($4.5)**	**($11.2)**	**($16.6)**	**($14)**	**($14)**	**($42)**	**($42)**
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	(5.5)	(0)	(0)	(7)	(7)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	1.5	0	0	2	2
Other adjustments	-	(0.5)	(0.4)	-	-	-	-	(0.9)	-	-	-	-
Non-GAAP non-operating income (expense)	**$0.2**	**($3.6)**	**($8.2)**	**($9.8)**	**($10.7)**	**($10.5)**	**($11.6)**	**($21.4)**	**($14)**	**($14)**	**($47)**	**($47)**
GAAP provision for income taxes	**$12.5**	**$8.5**	**$14.1**	**$14.9**	**$4.9**	**$9.1**	**$3.4**	**$49.9**	**$7**	**$10**	**$24**	**$28**
Tax impact of non-GAAP adjustments	2.5	19.5	4.9	8.2	10.0	4.8	8.0	35.2	4	4	27	27
Excess tax benefits from stock-based compensation	1.7	0.2	0.3	0.2	2.4	0.5	0.2	2.4	0	0	4	4
Non-GAAP provision for income taxes	**$16.8**	**$28.2**	**$19.3**	**$23.3**	**$17.4**	**$14.4**	**$11.5**	**$87.6**	**$12**	**$15**	**$55**	**$58**
GAAP net income (loss)	**$46.6**	**$18.1**	**$37.9**	**$41.1**	**$21.3**	**$15.7**	**$10.6**	**$143.5**	**$24**	**$35**	**$72**	**$83**
Acquired tangible asset amortization	-	48.2	8.8	2.4	2.2	1.0	0.9	59.4	2	2	6	6
Acquired intangible asset amortization	1.5	9.3	4.6	10.1	9.9	9.6	9.4	25.5	9	9	38	38
Acquisition, integration and related costs	3.1	19.7	9.7	5.8	3.7	4.0	10.6	38.4	1	1	20	20
Business transition and related costs	-	-	-	-	-	-	4.2	-	0	0	4	4
Litigation related expenses and settlements	5.5	7.2	3.4	12.6	19.1	13.4	6.0	28.7	7	7	45	45
Other adjustments	-	(0.5)	(0.4)	-	2.5	0.9	0.5	(0.9)	-	-	4	4
Realized and unrealized gains or losses	0.8	(8.2)	(5.4)	7.3	0.7	(6.5)	(1.0)	(5.5)	(0)	(0)	(7)	(7)
Financing related adjustments	-	0.6	0.5	0.5	0.5	0.5	0.5	1.5	0	0	2	2
Tax impact of non-GAAP adjustments	(2.5)	(19.5)	(4.9)	(8.2)	(10.0)	(4.8)	(8.0)	(35.2)	(4)	(4)	(27)	(27)
Excess tax benefits from stock-based compensation	(1.7)	(0.2)	(0.3)	(0.2)	(2.4)	(0.5)	(0.2)	(2.4)	(0)	(0)	(4)	(4)
Non-GAAP net income (loss)	**$53.2**	**$74.8**	**$53.9**	**$71.3**	**$47.5**	**$33.7**	**$33.7**	**$253.2**	**$40**	**$51**	**$155**	**$165**
GAAP net income (loss) per share	**$0.81**	**$0.33**	**$0.70**	**$0.76**	**$0.39**	**$0.29**	**$0.20**	**$2.60**	**$0.45**	**$0.65**	**$1.34**	**$1.54**
Acquired tangible asset amortization	0.00	0.87	0.16	0.04	0.04	0.02	0.02	1.08	0.04	0.04	0.12	0.12
Acquired intangible asset amortization	0.03	0.17	0.09	0.19	0.18	0.18	0.18	0.46	0.17	0.17	0.70	0.70
Acquisition, integration and related costs	0.05	0.36	0.18	0.11	0.07	0.07	0.20	0.70	0.03	0.03	0.36	0.36
Business transition and related costs	0.00	0.00	0.00	0.00	0.00	0.00	0.08	0.00	0.01	0.01	0.08	0.08
Litigation related expenses and settlements	0.10	0.13	0.06	0.23	0.35	0.25	0.11	0.52	0.12	0.12	0.83	0.83
Other adjustments	0.00	(0.01)	(0.01)	0.00	0.05	0.02	0.01	(0.02)	0.00	0.00	0.07	0.07
Realized and unrealized gains or losses	0.01	(0.15)	(0.10)	0.14	0.01	(0.12)	(0.02)	(0.10)	(0.00)	(0.00)	(0.12)	(0.12)
Financing related adjustments	0.00	0.01	0.01	0.01	0.01	0.01	0.01	0.03	0.01	0.01	0.03	0.03
Tax impact of non-GAAP adjustments	(0.04)	(0.35)	(0.09)	(0.15)	(0.18)	(0.09)	(0.15)	(0.64)	(0.08)	(0.08)	(0.50)	(0.50)
Excess tax benefits from stock-based compensation	(0.03)	(0.00)	(0.01)	(0.00)	(0.04)	(0.01)	(0.00)	(0.04)	(0.01)	(0.01)	(0.07)	(0.07)
Non-GAAP net income (loss) per share	**$0.93**	**$1.35**	**$1.00**	**$1.32**	**$0.87**	**$0.62**	**$0.63**	**$4.59**	**$0.74**	**$0.94**	**$2.85**	**$3.05**
Weighted average shares outstanding - Diluted	**57.3**	**55.3**	**54.1**	**54.1**	**54.4**	**54.4**	**53.9**	**55.2**	**54.2**	**54.2**	**54.2**	**54.2**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on November 7, 2023.

19

Revenue

MASIMO

(Unaudited; in millions, except percentages) (1,3)

	Quarter to Date							Full Year	Q4 2023 Guidance (2)		FY 2023 Guidance (2)	
	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	FY 2022	Low	High	Low	High
Revenue												
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	1,340.3	320	345	1,255	1,280
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	695.5	206	231	770	795
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$2,035.8**	**$526**	**$576**	**$2,025**	**$2,075**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	(0.7)	30.0	(1)	(1)	6	6
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	(1.5)	N/A	(3)	(3)	9	9
Constant currency adjustments	**$4.3**	**$6.0**	**$11.1**	**$8.6**	**$5.6**	**$2.0**	**($2.2)**	**$30.0**	**($3)**	**($3)**	**$15**	**$15**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	307.1	1,370.4	319	344	1,261	1,286
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	169.6	695.5	204	229	779	804
Non-GAAP revenue (constant currency)	**$308.6**	**$571.3**	**$560.4**	**$625.6**	**$570.6**	**$457.3**	**$476.7**	**$2,065.9**	**$522**	**$572**	**$2,040**	**$2,090**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	-5.9%	8.2%	-9%	-2%	-6%	-4%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	-23.0%	N/A	-22%	-13%	11%	14%
GAAP revenue growth	**1.7%**	**85.3%**	**78.7%**	**88.3%**	**85.7%**	**-19.5%**	**-12.8%**	**64.3%**	**-15%**	**-7%**	**-1%**	**2%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	-6.1%	10.6%	-9%	-2%	-6%	-4%
Non-Healthcare	N/A	N/A	N/A	N/A	N/A	N/A	-23.6%	N/A	-23%	-14%	12%	16%
Non-GAAP revenue growth (constant currency)	**3.2%**	**87.2%**	**82.3%**	**91.0%**	**87.6%**	**-19.1%**	**-13.2%**	**66.7%**	**-15%**	**-7%**	**0%**	**3%**
Pro Forma Revenue (4)												
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	1,340.3	320	345	1,255	1,280
Non-Healthcare	250.6	215.2	222.1	265.1	218.3	174.2	171.1	953.0	206	231	770	795
GAAP revenue	**$554.9**	**$572.2**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$2,293.4**	**$526**	**$576**	**$2,025**	**$2,075**
Healthcare	4.3	6.0	11.1	8.6	5.6	2.0	(0.7)	30.0	(1)	(1)	6	6
Non-Healthcare	7.3	12.2	16.9	21.9	9.5	3.5	(1.5)	58.3	(3)	(3)	9	9
Constant currency adjustments	**$11.6**	**$18.2**	**$28.0**	**$30.5**	**$15.1**	**$5.5**	**($2.2)**	**$88.3**	**($3)**	**($3)**	**$15**	**$15**
Healthcare	308.6	363.0	338.3	360.5	352.3	283.1	307.1	1,370.4	319	344	1,261	1,286
Non-Healthcare	257.9	227.4	239.0	287.0	227.8	177.7	169.6	1,011.3	204	229	779	804
Non-GAAP revenue (constant currency)	**$566.5**	**$590.5**	**$577.3**	**$647.5**	**$580.1**	**$460.8**	**$476.7**	**$2,381.7**	**$522**	**$572**	**$2,040**	**$2,090**
Healthcare	1.7%	17.0%	6.4%	7.4%	14.0%	-21.3%	-5.9%	8.2%	-9%	-2%	-6%	-4%
Non-Healthcare	18.7%	4.3%	-2.3%	0.4%	-12.9%	-19.0%	-23.0%	4.9%	-22%	-13%	-19%	-17%
GAAP revenue growth	**8.8%**	**11.9%**	**2.7%**	**4.3%**	**1.8%**	**-20.4%**	**-12.8%**	**6.8%**	**-15%**	**-7%**	**-12%**	**-10%**
Healthcare	3.2%	19.0%	10.0%	10.1%	15.8%	-20.7%	-6.1%	10.6%	-9%	-2%	-6%	-4%
Non-Healthcare	22.2%	10.2%	5.2%	8.7%	-9.1%	-17.4%	-23.6%	11.3%	-23%	-14%	-18%	-16%
Non-GAAP revenue growth (constant currency)	**11.1%**	**15.4%**	**8.0%**	**9.5%**	**4.6%**	**-19.5%**	**-13.2%**	**10.9%**	**-15%**	**-7%**	**-11%**	**-9%**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on November 7, 2023.
(3) Constant currency adjustments are intended to reflect revenue at prior year foreign exchange rates for comparison purposes.
(4) Represents pro forma financial information, which is being provided for year-over-year comparison purposes only. Pro forma financial information includes historical results for the acquired Sound United business prior to the transaction date on April 11, 2022.

20

Segment Reporting

(Unaudited; in millions) [1]

	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	FY 2022	Q4 2023 Guidance [2] Low	Q4 2023 Guidance [2] High	FY 2023 Guidance [2] Low	FY 2023 Guidance [2] High
	Quarter to Date							Full Year				
Revenue												
Healthcare	304.2	357.0	327.2	351.9	346.7	281.1	307.8	1,340.3	320	345	1,255	1,280
Non-Healthcare	-	208.3	222.1	265.1	218.3	174.2	171.1	695.5	206	231	770	795
GAAP revenue	**$304.2**	**$565.3**	**$549.3**	**$617.0**	**$565.0**	**$455.3**	**$478.9**	**$2,035.8**	**$526**	**$576**	**$2,025**	**$2,075**
Gross profit												
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	870.2	197	215	767	785
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	252.5	68	80	261	272
Other	(0.6)	(51.1)	(6.5)	(5.6)	(7.7)	(6.4)	(6.6)	(63.9)	(6)	(6)	(26)	(26)
GAAP gross profit	**$204.7**	**$258.2**	**$282.5**	**$313.3**	**$284.8**	**$221.2**	**$234.8**	**$1,058.8**	**$260**	**$289**	**$1,001**	**$1,030**
Acquired tangible asset amortization	-	46.2	6.4	-	-	-	-	52.6	-	-	-	-
Acquired intangible asset amortization	0.6	4.9	0.1	5.6	5.2	5.4	6.2	11.2	6	6	22	22
Acquisition, integration and related costs	0.0	0.0	-	0.1	-	-	-	0.1	-	-	-	-
Other adjustments	-	-	-	-	2.5	0.9	0.5	-	-	-	4	4
GAAP adjustments	**$0.6**	**$51.1**	**$6.5**	**$5.6**	**$7.7**	**$6.4**	**$6.6**	**$63.9**	**$6**	**$6**	**$26**	**$26**
Healthcare	205.4	236.7	211.4	216.7	214.8	169.0	185.6	870.2	197	215	767	785
Non-Healthcare	-	72.5	77.7	102.2	77.8	58.5	55.8	252.5	68	80	261	272
Other	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$205.4**	**$309.2**	**$289.1**	**$318.9**	**$292.6**	**$227.6**	**$241.4**	**$1,122.7**	**$266**	**$295**	**$1,027**	**$1,056**

(1) Totals may not foot due to rounding. Annual reported amounts may vary from amounts previously reported due to rounding conventions.
(2) 2023 Guidance provided on November 7, 2023.

21